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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): FEBRUARY 6, 2003

                            DEVON ENERGY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



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

         DELAWARE                           000-30176               73-1567067
(State or Other Jurisdiction of     (Commission File Number)      (I.R.S. Employer
Incorporation or Organization)                                 Identification Number)


20 NORTH BROADWAY
OKLAHOMA CITY, OKLAHOMA                                                 73102
(Address of Principal Executive Offices)                              (Zip Code)
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       Registrant's telephone number, including area code: (405) 235-3611



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99       Devon Energy Corporation Press Release dated February
                           6, 2003


ITEM 9. REGULATION FD DISCLOSURE

         Devon Energy Corporation hereby furnishes the information set forth in its Press Release, dated February 6, 2003, announcing fourth quarter and year-end 2002 results, a copy of which is attached as Exhibit 99.


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                           DEVON ENERGY CORPORATION


                                           By:  /s/ Danny J. Heatly
                                              ---------------------------------
                                                Danny J. Heatly
                                                Vice President - Accounting

Date:  February 6, 2003



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                               INDEX TO EXHIBITS

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EXHIBIT
NUMBER        DESCRIPTION
-------       -----------
 99           Devon Energy Corporation Press Release dated February 6, 2003
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